Exhibit 10.1

WAIVER TO

TERM LOAN CREDIT AND SECURITY AGREEMENT

THIS WAIVER TO TERM LOAN CREDIT AND SECURITY AGREEMENT (this “Waiver”), dated as of November 10, 2023 (the “Waiver Effective Date”), is entered into by and among QUANTUM CORPORATION, a Delaware corporation (“Quantum”, and together with each other Person joined to the Credit Agreement as a borrower from time to time, collectively, the “Borrowers”, and each, a “Borrower”), QUANTUM LTO HOLDINGS, LLC, a Delaware limited liability company (“Quantum LTO”), SQUARE BOX SYSTEMS LIMITED, a company incorporated in England and Wales (registered number 03819556) (“Square Box”, and together with Quantum LTO and each other Person joined to the Credit Agreement as a guarantor from time to time, collectively, the “Guarantors”, and each, a “Guarantor”, and together with the Borrowers, collectively, the “Loan Parties”, and each, a “Loan Party”), the financial institutions which are now or which hereafter become a party to the Credit Agreement as lenders (collectively, the “Lenders”, and each, a “Lender”), and BLUE TORCH FINANCE LLC (“Blue Torch”), in its capacity as disbursing agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns, “Agent”).

RECITALS

A. Agent, the Lenders and certain of the Loan Parties are parties to that certain Term Loan Credit and Security Agreement, dated as of August 5, 2021, as amended by that certain First Amendment to Term Loan Credit and Security Agreement, dated as of September 30, 2021, that certain Second Amendment to Term Loan Credit and Security Agreement, dated as of March 15, 2022, that certain Third Amendment to Term Loan Credit and Security Agreement, dated as of April 25, 2022, and that certain Fourth Amendment to Term Loan Credit and Security Agreement, dated as of June 1, 2023 (as amended hereby and as the same may be further amended, modified, supplemented, renewed, restated or replaced from time to time, the “Credit Agreement”), pursuant to which the Lenders have made and may hereafter make certain loans and have provided and may hereafter provide certain financial accommodations to the Borrowers.

B. Quantum has requested that Agent and the Required Lenders provide the Specified Waivers (as defined herein), in each case, solely with respect to the delivery of or in connection with the Specified Financial Information (as defined herein).

C. Pursuant to Section 16.2 of the Credit Agreement, the Specified Waivers require the written consent of the Required Lenders and the Loan Parties.

D. Agent and the Required Lenders have agreed to waive certain requirements of the Credit Agreement as set forth herein, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Interpretation. Capitalized terms used herein and not defined shall have the meanings given to such terms in the Credit Agreement.

2. Waiver. Pursuant to the request of the Loan Parties and subject to the satisfaction of the conditions set forth in Section 3 hereof and in reliance on the representations and warranties set forth in Section 4 and otherwise herein, notwithstanding anything to the contrary in the Credit Agreement or any Other Document:

(a) for the purposes of (i) the first proviso in Section 1.1 (Accounting Terms) of the Credit Agreement, (ii) Section 6.9 (Standards of Financial Statements) of the Credit Agreement, (iii) Section 9.8 (Quarterly Financial Statements) of the Credit Agreement and (iv) Section 9.9 (Monthly Financial Statements) of the Credit Agreement, any requirement in the Credit Agreement or any Other Document that: (x) accounting terms used for the purposes of determining compliance with financial covenants be defined in accordance with GAAP or (y) financial statements of Quantum and/or its Subsidiaries be prepared in accordance with GAAP;

(b) for the purposes of Section 6.3 (Books and Records) of the Credit Agreement, any requirement that books and records of Quantum and/or its Subsidiaries be maintained in accordance with GAAP;

(c) any requirement under the Credit Agreement or any Other Document that any Loan Party or any Chief Financial Officer, Treasurer or Controller or other officer of Quantum make any certification or representation with respect to any of the foregoing (including pursuant to a Compliance Certificate) (collectively, the foregoing requirements in this clause (c) and the above clauses (a) and (b), the “Specified GAAP Requirement”); and

(d) any actual or potential Default or Event of Default under the Credit Agreement or any Other Document (including under Section 10.9 of the Credit Agreement resulting from an “Event of Default” arising under and defined in the Revolving Loan Agreement) solely as a result of the Specified GAAP Requirement or the failure to comply therewith;

in each case of the foregoing are hereby waived by the Required Lenders solely to the extent of and with respect to the financial reporting matters disclosed to the Lenders prior to the date hereof; provided that:

(A) such waivers shall only be effective with and shall only apply respect to the financial statements of Quantum and its Subsidiaries for the fiscal quarter and the fiscal month ended September 30, 2023 (and the related Compliance Certificate with respect to such fiscal quarter and fiscal month end), financial covenant testing (if any) solely with respect to such fiscal quarter, and all accounting terms contained in such financial statements or Compliance Certificate (collectively, the “Specified Financial Information”); provided further that, solely for purposes of Section 9.9 (Monthly Financial Statements) of the Credit Agreement, such foregoing waivers shall also apply to the monthly financial statements for the fiscal months ended October 31, 2023 and November 30, 2023); and

(B) such waivers shall be effective solely so long as, and the applicable requirements in the Credit Agreement and the Other Documents shall instead be that, in lieu of the Specified GAAP Requirement (including with respect to the Specified Financial Information): (x) the accounting terms used for the purposes of determining compliance with financial covenants be defined in accordance with Quantum’s historical accounting practices, (y) the financial statements of Quantum and its Subsidiaries be prepared in accordance with Quantum’s historical accounting practices, and (z) the books and records of Quantum and its Subsidiaries be maintained in accordance with Quantum’s historical accounting practices (and that any applicable Compliance Certificate shall only be required to certify to the applicable foregoing historical account practices standard);

the foregoing limited waivers set forth in this Section 2, the “Specified Waivers”. Agent’s and the Lenders’ agreements to waive their rights and remedies shall be limited precisely as written and shall not be deemed to (i) be an amendment or a waiver of any other actual or potential Default or Event of Default or any other term or condition of the Credit Agreement or any Other Documents or to prejudice any right or remedy which such persons may now have or may have in the future under or in connection with the Credit Agreement, the Other Documents or otherwise (including without limitation with respect to the requirement to comply with GAAP under the Credit Agreement and the Other Documents) other than with respect to the Specified Waivers, (ii) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or of any Other Documents, (iii) prejudice any right that Agent or the Lenders have or may have in the future under or in connection with the Credit Agreement or any Other Documents, (iv) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit except with respect to the Specified Waivers, (v) establish a custom or course of dealing among the Loan Parties, on the one hand, or Agent and/or any Lender, on the other hand, or (vi) be a consent to any future agreement or waiver.

3. Conditions Precedent. The effectiveness of this Waiver is expressly conditioned upon the satisfaction of each of the following conditions precedent:

(a) Agent shall have received this Waiver, duly authorized, executed and delivered by each Loan Party and the Required Lenders.

(b) As of the Waiver Effective Date, immediately after giving effect to the Specified Waivers and the Revolving Loan Waiver (as defined below), no Default or Event of Default shall have occurred and be continuing.

(c) As of the Waiver Effective Date, immediately after giving effect to the Specified Waivers and the Revolving Loan Waiver, the representations and warranties set forth in Section 4 hereof shall be true and correct in all material respects (without duplication of any materiality qualifier).

(d) Agent shall have received, in form and substance reasonably satisfactory to Agent, a waiver under the Revolving Loan Agreement (the “Revolving Loan Waiver”), duly authorized, executed and delivered by the Borrowers, the Guarantors, the Revolving Loan Agent and the Revolving Loan Lenders.

(e) The Loan Parties shall have paid (or shall pay substantially concurrently with the Waiver Effective Date) all costs and expenses owed to Agent and the Lenders in connection with the preparation, execution and delivery of this Waiver to the extent invoiced prior to the Waiver Effective Date.

Agent shall notify the Borrowers in writing of the effectiveness of this Waiver, which notice shall be conclusive and binding on all parties to the Credit Agreement.

4. Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by the Loan Parties to Agent and Lenders pursuant to the Credit Agreement and the Other Documents, each Loan Party hereby represents and warrants to Agent and each Lender as follows:

(a) each Loan Party has full power, authority and legal right to enter into this Waiver and to perform all its respective Obligations hereunder;

(b) this Waiver has been duly executed and delivered by each Loan Party;

(c) this Waiver constitutes the legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar Laws affecting creditors’ rights generally;

(d) the execution, delivery and performance of this Waiver (i) are within each Loan Party’s corporate or limited liability company powers, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) are not in contravention of law or the terms of such Loan Party’s Organizational Documents or to the conduct of such Loan Party’s business or any Material Contract or undertaking to which such Loan Party is a party or by which such Loan Party is bound, including without limitation the Revolving Loan Documents, (iv) will not conflict with or violate any material provisions of any law or regulation, or any judgment, order or decree of any Governmental Body, (v) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except (x) any Consents of any party to a Material Contract or any other Person (other than a Governmental Body) with respect to which the failure to obtain could not reasonably be expected, individually or in the aggregate to have a Material Adverse Effect, (y) any immaterial Consents of any Governmental Body, or (z) those Consents set forth on Schedule 5.1 to the Credit Agreement, all of which will have been duly obtained, made or complied with prior to the Waiver Effective Date and which are in full force and effect on the Waiver Effective Date, and (vi) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Loan Party under the provisions of any material agreement, instrument, or other document to which such Loan Party is a party or by which it or its property is a party or by which it may be bound, including without limitation any of the Revolving Loan Documents;

(e) each Loan Party is duly formed or incorporated, as applicable, and in good standing under the laws of the state of its incorporation or formation, as applicable, and is good standing in such state and is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect; and

(f) each of the representations and warranties made by any Loan Party in the Credit Agreement and the Other Documents, after giving effect to this Waiver and the Revolving Loan Waiver, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as if made on the Waiver Effective Date and after giving effect to this Waiver and the Revolving Loan Waiver and the transactions contemplated hereby and thereby, except to the extent that any such representation or warranty is made as of an earlier and/or specified date, in which case such representation or warranty shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as of such earlier or specified date.

5. Reservation of Rights and Retesting of Covenants. The Loan Parties each acknowledge and confirm that, after Quantum and its Subsidiaries finalize (and, if needed, update) all their financial statements that are updated, restated or otherwise amended in accordance with the fiscal reporting period ended September 30, 2023 (“Q2 FY2024”) (and with respect to Section 9.9 (Monthly Financial Statements) of the Credit Agreement, the monthly financial statements for the fiscal months ended October 31, 2023 and November 30, 2023, respectively) and submitted or filed with the SEC or otherwise in accordance with relevant applicable law for each applicable period, Agent and Lenders reserve all rights to (1) review and confirm all financial reporting under the Credit Agreement that is subject of this Waiver to be in conformance with GAAP in all material respects and in compliance with the applicable requirements of the Credit Agreement for Q2 FY2024 (and with respect to Section 9.9 (Monthly Financial Statements) of the Credit Agreement, the monthly financial statements for the fiscal months ended October 31, 2023 and November 30, 2023, respectively) and (2) retest all financial covenants under the Credit Agreement with respect to Q2 FY2024 (and with respect to Section 9.9 (Monthly Financial Statements) of the Credit Agreement, the monthly financial statements for the fiscal months ended October 31, 2023 and November 30, 2023, respectively and as applicable). Notwithstanding anything to the contrary: (x) any breach, Default or Event of Default that occurs upon any of the foregoing review or testing of the waived financial reporting or financial covenants shall be deemed to have occurred when the testing was originally required (or financial reporting required to be delivered) under the Credit Agreement and Other Documents and (y) none of the financial covenant testing in Section 6.5 of the Credit Agreement or elsewhere in the Credit Agreement or Other Documents shall be amended or adjusted by this Waiver or by any updates, amendments or adjustments to the company’s financial reporting in connection with this Waiver.

6. Costs, Expenses and Taxes. Each Loan Party, jointly and severally, agrees to pay on demand all costs and expenses of Agent and the Lenders incurred in connection with the preparation, execution and delivery of this Waiver and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, disbursements and other charges of counsel to each of Agent and the Lenders with respect thereto) in accordance with the Credit Agreement.

7. Reaffirmation.

(a) Each Loan Party hereby ratifies and reaffirms (i) all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the Other Documents to which it is a party, and (ii) its grant to Agent of a security interest in the Collateral under the Credit Agreement and each of the Other Documents to which it is a party.

(b) Square Box hereby confirms for the benefit of the Secured Parties that all obligations owed by it pursuant to Article XVII of the Credit Agreement shall remain in full force and effect notwithstanding the waivers and other changes referred to in this Waiver.

8. Acknowledgments. To induce Agent and Lenders to enter into this Waiver, each Loan Party acknowledges that:

(a) as of the Waiver Effective Date, (i) Agent and Lenders have performed without default all obligations required of Agent and Lenders under the Credit Agreement and each of the Other Documents; and (ii) there are no disputes with or claims against Agent or Lenders, or any knowledge of any facts giving rise to any disputes or claims, related to the Credit Agreement or any of the Other Documents, including, without limitation, any disputes or claims or knowledge of facts giving rise thereto, that involve a breach or violation on the part of Agent or any Lender of the terms and conditions of the Credit Agreement or any of the Other Documents; and

(b) no Loan Party has any valid defense to the enforcement of its respective obligations set forth in the Credit Agreement, the Other Documents or this Waiver, as applicable, by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to Waiver Effective Date.

9. Release of Claims. In consideration of the Lenders’ and Agent’s agreements contained in this Waiver, each Loan Party hereby irrevocably releases and forever discharges the Lenders and Agent and their respective successors, permitted assigns, and each of their respective officers, directors, Affiliates, attorneys, employees and agents (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Credit Agreement or Other Document prior to the Waiver Effective Date.

10. Governing Law. This Waiver and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the Laws of the State of New York.

11. Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments nor or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as modified hereby, are hereby amended so that any reference therein to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as modified hereby. This Waiver shall constitute an Other Document under the Credit Agreement.

12. Effect of this Waiver. Except as expressly amended pursuant hereto, no other changes, waivers or modifications to the Credit Agreement or any of the Other Documents are intended or implied, and in all other respects, the Credit Agreement and each of the Other Documents is hereby specifically ratified, restated and confirmed by all parties hereto as of the Waiver Effective Date. To the extent that any provision of the Credit Agreement or any of the Other Documents are inconsistent with the provisions of this Waiver, the provisions of this Waiver shall control.

13. Binding Effect. This Waiver shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.

14. Further Assurances. The Loan Parties shall execute and deliver such further documents and do such further acts and things as may be reasonably requested by Agent to effectuate the provisions and purposes of this Waiver.

15. Counterparts; Electronic Signature. This Waiver may be executed in any number of separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a .pdf image) shall be deemed to be an original signature hereto and shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Waiver or any document to be signed in connection with this Waiver shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

16. Entire Understanding. This Waiver and the documents executed concurrently herewith contain the entire understanding between each Loan Party, Agent and each Lender and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.

17. Severability. If any part of this Waiver is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

18. Captions. The captions at various places in this Waiver are intended for convenience only and do not constitute and shall not be interpreted as part of this Waiver.

19. Jury Waiver. EACH PARTY TO THIS WAIVER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS WAIVER, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS WAIVER, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS WAIVER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have entered into this Waiver as of the date first above written.

BORROWERS:	QUANTUM CORPORATION

	By:	/s/ Lewis Moorehead
	Name:	Lewis Moorehead
	Title:	Vice President of Finance and Treasurer

GUARANTORS:	SQUARE BOX SYSTEMS LIMITED

	By:	/s/ Lewis Moorehead
	Name:	Lewis Moorehead
	Title:	Director

QUANTUM LTO HOLDINGS, LLC

	By:	/s/ Lewis Moorehead
	Name:	Lewis Moorehead
	Title:	Vice President of Finance and Treasurer

[Waiver to Term Loan Credit and Security Agreement]

AGENT AND LENDERS:	BLUE TORCH FINANCE LLC, solely in its capacity as Agent and not in its individual capacity

	By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Authorized Signatory

BTC HOLDINGS FUND II, LLC, as a Lender
By: Blue Torch Credit Opportunities Fund II LP, its sole member
By: Blue Torch Credit Opportunities GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

	By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Authorized Signatory

BTC Holdings SBAF Fund LLC, as a Lender
By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

	By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Authorized Signatory

BTC HOLDINGS KRS FUND LLC, as a Lender
By: Blue Torch Credit Opportunities KRS Fund LP, its sole member
By: Blue Torch Credit Opportunities KRS GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

	By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Authorized Signatory

[Waiver to Term Loan Credit and Security Agreement]

BTC OFFSHORE HOLDINGS FUND II-B LLC
By: Blue Torch Offshore Credit Opportunities Master Fund II LP, its Sole Member
By: Blue Torch Offshore Credit Opportunities GP II LLC, its General Partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Authorized Signatory

BTC OFFSHORE HOLDINGS FUND II-C LLC
By: Blue Torch Offshore Credit Opportunities Master Fund II LP, its Sole Member
By: Blue Torch Offshore Credit Opportunities GP II LLC, its General Partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Authorized Signatory

BTC HOLDINGS SC FUND LLC
By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member
By: Blue Torch Credit Opportunities SC GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Authorized Signatory

[Waiver to Term Loan Credit and Security Agreement]

OC III LVS XXXIII LP, as a Lender

By: OC III GP II LLC, its general partner

By:	/s/ Adam L. Gubner
Name:	Adam L. Gubner
Title:	Authorized Person

CO FINANCE LVS XVII LLC, as a Lender

By:	/s/ Christopher Neumeyer
Name:	Christopher Neumeyer
Title:	Authorized Person

[Waiver to Term Loan Credit and Security Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter Shin
Name:	Peter Shin
Title:	Vice President

[Waiver to Term Loan Credit and Security Agreement]